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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 29, 1998


                              THE PITTSTON COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


VIRGINIA                          1-9148                  54-1317776
(STATE OR OTHER                 (COMMISSION            (I.R.S. EMPLOYER
JURISDICTION                    FILE NUMBER)          IDENTIFICATION NO.)
OF INCORPORATION)


1000 VIRGINIA CENTER PARKWAY
P.O BOX 4229
GLEN ALLEN, VA
(ADDRESS OF PRINCIPAL                                 23058-4229
EXECUTIVE OFFICES)                                     (ZIP CODE)


                                 (804) 553-3600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 5. Other Events

        The Pittston Company has announced earnings for the first quarter of 1998 for its Brink's Group, Burlington Group and Minerals Group. Press releases dated April 29, 1998, are filed as exhibits to this report and are incorporated herein by reference.

                                    EXHIBITS

99(a)  Registrant's Brink's Group press release dated April 29, 1998.

99(b)  Registrant's Burlington Group press release dated April 29, 1998.

99(c)  Registrant's Minerals Group press release dated April 29, 1998.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE PITTSTON COMPANY
                                            (Registrant)




                                   By /s/ Austin F. Reed
                                      ________________________________
                                      Secretary


Dated: April 29, 1998



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                                    EXHIBITS


Exhibit          Description
-------          -----------
99(a)            Registrant's Brink's Group
                 press release dated April 29, 1998

99(b)            Registrant's Burlington Group
                 press release dated April 29, 1998

99(c)            Registrant's Minerals Group
                 press release dated April 29, 1998


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